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Household Home Equity Loan Trust 1999-1
                                 Distribution Number         10
                    Beginning Date of Accrual Period      08/03/00
                          End Date of Accrual Period      08/31/00
                                   Distribution Date      09/20/00
                          Previous Distribution Date      08/21/00


Funds Disbursement
          Available Funds for Distribution
                                                          11,853,450.69
                    Principal Collections
                                                           7,828,723.14
                    Interest Collections
                                                           4,024,727.55

                   Distribution  of Interest Collections
                       Servicing Fee
                                                             183,453.68
                       Extra Principal Distribution Amount
                                                           1,431,214.15
                       Interest Paid
                                                           2,410,059.72
                      To  Class R
                                                                      -

                   Distribution of Principal Collections

                      Principal Paid to Certificates
                                                           7,828,723.14
                      Overcollateralization Release
Amount                                                                -

Balance Reconciliation

          Begin Principal Balance
                                                         440,288,836.09
          Adjustments                                              0.00
          Principal Collections (including               (7,828,723.14)
repurchases)
          Charge off Amount
                                                           (123,672.05)
          End Principal Balance
                                                         432,336,440.90

Collateral Performance
          Cash Yield  (% of beginning balance)                   10.97%
          Charge off Amount  (% of beginning                      0.34%
balance)
          Net Yield                                              10.63%

          Delinquent Loans (contractual)
          30-59 days  principal balance of loan           10,736,307.32
          30-59 days  number of loans                               180
          60-89 days principal balance of loan             1,562,196.54
          60-89 days number of loans                                 21
          90+ days number of loans
                                                                     67
          90+ days principal balance of loan
                                                           5,336,389.77

          Number of Loans that went into REO                          8
          Principal Balance of Loans that went into REO
                                                             870,134.10
          Principal Balance of all REO
                                                           1,568,707.52
Overcollateralization Reconcilliation
          Begin OC Amount
                                                          40,374,449.03
          Target OC Amount
                                                          50,039,651.27
          OC Deficiency
                                                           9,788,874.29
          OC Release Amount
                                                                      -
          End OC Amount
                                                          41,681,991.13
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Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to 2.02

Other
          Stepdown                                           No
          Trigger Event                                      No
          Event of Default                                   No


Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                              42.350163
            2.   Principal Distribution per $1,000
                                                              39.071465
            3.   Interest Distribution per $1,000
                                                               3.278697

     B.   Calculation of Class A-1 Interest Due &
Paid
            1.   Class A-1 related Note Rate                      6.83%
            2.   Accrual Convention                              30/360

            3.   Class A-1 Principal Balance, BOP
                                                         136,524,387.06
            4.   Class A-1 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class A-1 Interest Due
                                                             777,051.30
            6.   Class A-1 Interest Paid
                                                             777,051.30
            7.   Class A-1 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class A-1 Principal Due &
Paid
            1.   Class A-1 Principal Balance, BOP
                                                         136,524,387.06
            2.   Class A-1 Principal Due
                                                           9,259,937.29
            3.   Class A-1 Principal Paid
                                                           9,259,937.29
            4.   Class A-1 Principal Balance, EOP
                                                         127,264,449.77

            5.   Class A-1 Notes Balance as a % of          0.325772431
the Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a               0.294364383
percentage of the Pool Balance, EOP

Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               5.791667
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               5.791667

     B.   Calculation of Class A-2 Interest Due &
Paid
            1.   Class A-2 related Note Rate                      6.95%
            2.   Accrual Convention                              30/360

            3.   Class A-2 Principal Balance, BOP
                                                          62,000,000.00
            4.   Class A-2 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class A-2 Interest Due
                                                             359,083.33
            6.   Class A-2 Interest Paid
                                                             359,083.33
            7.   Class A-2 unpaid Carryover
Shortfall, EOP                                                        -

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     C.   Calculation of Class A-2 Principal Due &
Paid
            1.   Class A-2 Principal Balance, BOP
                                                          62,000,000.00
            2.   Class A-2 Principal Due
                                                                      -
            3.   Class A-2 Principal Paid
                                                                      -
            4.   Class A-2 Principal Balance, EOP
                                                          62,000,000.00

            5.   Class A-2 Notes Balance as a               0.158708035
percentage of the Total Certificate Balance
            6.   Class A-2 Notes Balance as a               0.143406834
percentage of the Pool Balance, EOP

Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               6.008333
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               6.008333

     B.   Calculation of Class A-3 Interest Due &
Paid
            1.   Class A-3 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-3 Principal Balance, BOP
                                                          90,000,000.00
            4.   Class A-3 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class A-3 Interest Due
                                                             540,750.00
            6.   Class A-3 Interest Paid
                                                             540,750.00
            7.   Class A-3 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class A-3 Principal Due &
Paid
            1.   Class A-3 Principal Balance, BOP
                                                          90,000,000.00
            2.   Class A-3 Principal Due
                                                                      -
            3.   Class A-3 Principal Paid
                                                                      -
            4.   Class A-3 Principal Balance, EOP
                                                          90,000,000.00

            5.   Class A-3 Notes Balance as a               0.230382631
percentage of the Total Certificate Balance
            6.   Class A-3 Notes Balance as a                0.20817121
percentage of the Pool Balance, EOP

Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               6.008333
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               6.008333

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     B.   Calculation of Class A-4 Interest Due &
Paid
            1.   Class A-4 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-4 Principal Balance, BOP
                                                          42,920,000.00
            4.   Class A-4 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class A-4 Interest Due
                                                             257,877.67
            6.   Class A-4 Interest Paid
                                                             257,877.67
            7.   Class A-4 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class A-4 Principal Due &
Paid
            1.   Class A-4 Principal Balance, BOP
                                                          42,920,000.00
            2.   Class A-4 Principal Due
                                                                      -
            3.   Class A-4 Principal Paid
                                                                      -
            4.   Class A-4 Principal Balance, EOP
                                                          42,920,000.00

            5.   Class A-4 Notes Balance as a               0.109866917
percentage of the Total Certificate Balance
            6.   Class A-4 Notes Balance as a               0.099274537
percentage of the Pool Balance, EOP

Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               6.525000
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               6.525000

     B.   Calculation of Class M-1 Interest Due &
Paid
            1.   Class M-1 related Note Rate                      7.83%
            2.   Accrual Convention                              30/360

            3.   Class M-1 Principal Balance, BOP
                                                          35,550,000.00
            4.   Class M-1 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class M-1 Interest Due
                                                             231,963.75
            6.   Class M-1 Interest Paid
                                                             231,963.75
            7.   Class M-1 unpaid Carryover
Shortfall, EOP                                                        -

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     C.   Calculation of Class M-1 Principal Due &
Paid
            1.   Class M-1 Principal Balance, BOP
                                                          35,550,000.00
            2.   Class M-1 Principal Due
                                                                      -
            3.   Class M-1 Principal Paid
                                                                      -
            4.   Class M-1 Principal Balance, EOP
                                                          35,550,000.00

            5.   Class M-1 Notes Balance as a               0.091001139
percentage of the Total Certificate Balance
            6.   Class M-1 Notes Balance as a               0.082227628
percentage of the Pool Balance, EOP

Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000
                                                               7.391667
            2.   Principal Distribution per $1,000
                                                                      -
            3.   Interest Distribution per $1,000
                                                               7.391667

     B.   Calculation of Class M-2 Interest Due &
Paid
            1.   Class M-2 related Note Rate                      8.87%
            2.   Accrual Convention                              30/360

            3.   Class M-2 Principal Balance, BOP
                                                          32,920,000.00
            4.   Class M-2 Interest Carryover
Shortfall, BOP                                                        -

            5.   Class M-2 Interest Due
                                                             243,333.67
            6.   Class M-2 Interest Paid
                                                             243,333.67
            7.   Class M-2 unpaid Carryover
Shortfall, EOP                                                        -

     C.   Calculation of Class M-2 Principal Due &
Paid
            1.   Class M-2 Principal Balance, BOP
                                                          32,920,000.00
            2.   Class M-2 Principal Due
                                                                      -
            3.   Class M-2 Principal Paid
                                                                      -
            4.   Class M-2 Principal Balance, EOP
                                                          32,920,000.00

            5.   Class M-2 Notes Balance as a               0.084268847
percentage of the Total Certificate Balance
            6.   Class M-2 Notes Balance as a               0.076144403
percentage of the Pool Balance, EOP


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